EXHIBIT 99.1

    Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of them in the capacities set forth hereinbelow.

                        ACADIA PARTNERS, L.P.

                        By:  ACADIA FW PARTNERS, L.P.,
                                  General Partner

                             By:  ACADIA MGP, INC.,
                                  Managing General Partner


                                  By: /s/ J. Taylor Crandall
                                       J. Taylor Crandall,
                                       President


                        ACADIA FW PARTNERS, L.P.

                        By:  ACADIA MGP, INC.,
                             Managing General Partner


                             By: /s/ J. Taylor Crandall
                                J. Taylor Crandall,
                                President



                        ACADIA MGP, INC.


                        By: /s/ J. Taylor Crandall
                           J. Taylor Crandall,
                           President




                        /s/ J. Taylor Crandall
                        J. TAYLOR CRANDALL




                        UA PARTNERS, L.P.

                        By:  UA Genpar, L.P.,
                             General Partner

                             By:  FW Genpar, Inc.,
                                  General Partner


                                  By: /s/ Thomas R. Delatour
                                     Thomas R. Delatour,
                                     President


                        UA GENPAR, L.P.

                        By:  FW Genpar, Inc.,
                             General Partner


                             By: /s/ Thomas R. Delatour
                                Thomas R. Delatour,
                                President



                        FW GENPAR, INC.

                        By: /s/ Thomas R. Delatour
                           Thomas R. Delatour,
                           President



                        /s/ Thomas R. Delatour
                        THOMAS R. DELATOUR



                             UA PARTNERS II, L.P.

                             By:  UA Investors, Inc.,
                                  General Partner


                                  By:/s/ John P. Grayken
                                     John P. Grayken,
                                     President



                             UA INVESTORS, INC.


                             By:/s/ John P. Grayken
                                John P. Grayken,
                                President



                             /s/ John P. Grayken
                             JOHN P. GRAYKEN



                             /s/ David G. Brown
                             DAVID G. BROWN